Exhibit 10.44

NOTE: Portions of this Exhibit are the subject of a Confidential Treatment Request by the Registrant to the Securities and Exchange Commission (the “Commission”). Such portions have been redacted and are marked with a “[***]” in the place of the redacted language. The redacted information has been filed separately with the Commission.

FIRST AMENDMENT TO
RESEARCH, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT BETWEEN SANGAMO BIOSCIENCES, INC. (“SANGAMO”) AND JUVENILE DIABETES RESEARCH FOUNDATION INTERNATIONAL (“JDRF”)

This First Amendment (this “First Amendment”) to the Agreement of October 24, 2006 is made as of this 8th day of January 2010 (the “First Amendment Effective Date”) by and between Sangamo and JDRF. Capitalized terms used but not defined herein shall have the definition provided in this Agreement.

WHEREAS, the Parties entered into the Agreement; and

WHEREAS, the Parties now desire to amend the Agreement so that JDRF may support Sangamo’s SB-509-901 clinical trial which is entitled “A Phase 2b Repeat Dosing Clinical Trial of SB-509 in Subjects with Moderately Severe Diabetic Neuropathy”.

NOW THEREFORE, in consideration of the foregoing, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. Confirmation of Terms.

Except as provided in this First Amendment, the Agreement shall remain in full force and effect.

2. Acknowledgement.

The Parties hereby acknowledge that, prior to the First Amendment Effective Date, Sangamo fulfilled its obligations under the Agreement to perform the Research Plan as described in Exhibit A and to achieve the Milestones set forth in Exhibit B as it existed prior to the First

Amendment Effective Date, and JDRF fulfilled its obligations under the Agreement to pay to Sangamo the amounts set forth in Exhibit B as it existed prior to the First Amendment Effective Date.

3. Amendment to Agreement.

The following amendments shall be made to the Agreement:

(a) The term “Award” as defined in Section 1.5 of the Agreement shall be amended to substitute “Six Million Dollars ($6,000,000”) ” in lieu of “Three Million Dollars ($3,000,000)” previously specified therein;

(b) The definition of “Research Plan” as set forth in Section 1.54 of the Agreement shall be replaced with the following: “‘Research Plan’ means (a) the written protocol for Sangamo’s Phase II Repeat Dosing Clinical Trial of SB-509, that shall be attached to this Agreement as Exhibit A upon approval by the FDA, which protocol was based on the Application, includes the JDRF Studies, and has been accepted by the FDA, as modified from time to time by Sangamo in consultation with the FDA and in accordance with Section 2.4 and (b) the written protocol for Sangamo’s SB-509-901 clinical trial that is attached to the First Amendment as Exhibit C, which Exhibit will be updated to reflect any amendments to such protocol that are agreed upon by Sangamo and the FDA.”

(c) Section 3.1.2(a) shall be amended by increasing “Three Million Dollars ($3,000,000)” to “Six Million Dollars ($6,000,000)”;

(d) Section 7.7 (Insurance) of the Agreement is hereby deleted in its entirety and is replaced with the following provision:

Insurance. Sangamo shall maintain at its own expense, with a reputable insurance carrier reasonably acceptable to JDRF, coverage for Sangamo, its Affiliates, and their respective employees written on a per occurrence basis commensurate with a reasonable assessment of the risks associated with the research efforts being conducted by Sangamo, the following policies:

(a) Comprehensive general liability insurance for claims relating to the performance and lack of performance of Sangamo’s obligations under this Agreement;

(b) Comprehensive general liability insurance for claims for damages, including, damages as a result of bodily injury (including death) and damages to property, arising out of acts or omissions of a Sangamo Party;

(c) Products liability insurance for claims for damages, including, damages as a result of bodily injury (including death) and damages to property, arising out of the acts or omissions of a Sangamo Party; and

(d) Clinical trials liability insurance for damages, including, damages as a result of bodily injury (including death) and damages to property, arising out of any clinical trials conducted by Sangamo in connection with its obligations under the Agreement, or arising out of the acts or omissions of a Sangamo Party. This insurance shall specifically include coverage for obligations and liabilities of Sangamo under any clinical trial agreement or protocol that is a part of clinical trials conducted by Sangamo under the Agreement and for liability arising as a result of allegations of the insufficiency or other defects in the informed consent provided to participants in the clinical trials.

All insurance policies required hereunder shall name JDRF as an additional insured, be specifically endorsed to cover Sangamo’s indemnification obligations under this Article VII and be written with coverage limits approved by JDRF. Maintenance of such insurance coverage will not relieve Sangamo of any responsibility under this Agreement for damage in excess of insurance limits or otherwise. On or prior to the First Amendment Effective Date, Sangamo shall provide JDRF with an insurance certificate from the insurer(s) evidencing each insurance coverage and the insurer’s agreement to notify JDRF at least sixty (60) days in advance of any cancellation or material modification of such insurance coverage. At its request, JDRF may review Sangamo’s insurance coverage with relevant Sangamo officials from time to time.

In the event that the Interruption License becomes effective pursuant to Section 9.5, JDRF shall comply with the foregoing insurance requirements and shall maintain such insurance for as long as necessary to cover any claims that may arise from JDRF’s activities during the effectiveness of the Interruption License.

(e) Section 11.10 shall be amended to replace the notice address for JDRF with the following:

Richard Insel, MD

Chief Scientific Officer

Executive Vice President, Research

Juvenile Diabetes Research Foundation International

26 Broadway, 14th Floor

New York, NY 10004

Tel.: 212-479-7604

Email: rinsel@jdrf.org

(f) Exhibit B shall be replaced with the Exhibit B attached to this First Amendment; and

(g) Exhibit C attached to this First Amendment shall be added to the Agreement.

[Signatures on next page]

IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the First Amendment Effective Date.

Sangamo BioSciences, Inc.

By:	/s/ Edward O. Lanphier

Name:	Edward O. Lanphier
Title:	President and Chief Executive Officer

Juvenile Diabetes Research Foundation International

By:	/s/ Alan J. Lewis

Name:	Alan J. Lewis, Ph.D.,
Title:	President and Chief Executive Officer

EXHIBIT B

RESEARCH FUNDING AND MILESTONES

I. Payment Schedule for Research Funding: Up to an aggregate amount of Six Million Dollars ($6,000,000), payable as follows:

Milestones	Payment Amount ($)
1. Upon the Effective Date, if FDA acceptance of Phase 2 plan (102 patients in two treatment groups) has occurred; or upon FDA acceptance of such Phase 2 plan, if such acceptance has not yet occurred as of the Effective Date	$[***]
2. Enrollment of the first Qualified Subject	$[***]
3. Enrollment of the 25th Qualified Subject	$[***]
4. Enrollment of the 50th Qualified Subject	$[***]
5. Enrollment of the 100th Qualified Subject	$[***]
6. Receipt by JDRF of the final report of the Primary Statistical Analysis	$[***]
7. Initiation of patient screening for SB-509-901	$[***]
8. First patient for SB-509-901 randomized by assignment of randomization number	$[***]
9. 76th patient, or 50% of the then planned number of patients for SB-509-901, whichever occurs first, randomized by assignment of randomization number	$[***]
10. 150th patient, or the last planned patient for SB-590-901, whichever occurs first, randomized by assignment of randomization number	$[***]
11. Submission to JDRF of day 180 data analysis for SB-509-901	$[***]
12. Submission to JDRF of day 360 data analysis for SB-509-901	$[***]
13. Submission to JDRF of draft clinical study report for SB-509-901	$[***]

*** CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

EXHIBIT C

RESEARCH PLAN FOR FIRST AMENDMENT

[***]

*** CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION